Fees Summary	Sep. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	14,647.47
Total Transaction Valuation	95,672,562.00
Total Offset Amount	0.00
Net Fee	$ 14,647.47